SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                 ----------------------------------------------

                     Date of Report (date of earliest event
                         reported): September 28, 1995



                                   VIACOM INC.
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             (Exact name of registrant as specified in its charter)



        Delaware                1-9553                       04-2949533
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(State or other              (Commission                    (IRS Employer
jurisdiction of               File Number)                  Identification No.)
incorporation)


        1515 Broadway, New York, New York                       10036
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:  (212) 258-6000
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Item 5. Other Events.
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     At the close of business on September  28, 1995,  the value of the Variable
Common Rights ("VCRs") of Viacom Inc. ("Viacom") was established at 0.022665 of a share of Viacom Class B Common Stock, par value $0.01 per share ("Viacom Class B Common Stock"), for each VCR. This value was based upon the highest average closing price of $50.3375 per share of Viacom Class B Common Stock for any 30 consecutive trading days during the 90 day trading period preceding September 29, 1995. Cash will be paid in lieu of issuing any fractional shares of Viacom Class B Common Stock. A copy of the press release, dated September 28, 1995, relating to the above-described event is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.
        ---------------------------------

     (c) The following exhibit is filed as part of this report on Form 8-K:

     99.1      Press Release issued by Viacom Inc. dated
               September 28, 1995.



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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           VIACOM INC.



Date:  September 29, 1995                  By:  /s/ Michael D. Fricklas
                                               --------------------------
                                                Name:  Michael D. Fricklas
                                                Title: Senior Vice President,
                                                       Deputy General Counsel





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                                 EXHIBIT INDEX
                                 -------------

        Exhibit No.                     Description
        ----------                      -----------

        99.1    Press Release issued by Viacom Inc. dated
                September 28, 1995